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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 25, 2007


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                 000-21531                05-0376157
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 28, 2007, United Natural Foods, Inc. (the "Company") announced the appointment of Peter Roy, age 51, to the Company's Board of Directors. Mr. Roy was appointed to the Company's Board of Directors on June 25, 2007 as a Class I director, with a term expiring at the Company's annual shareholders meeting to be held in 2009. Mr. Roy has been appointed to the Compensation and Finance Committees of the Board of Directors, and qualifies as an independent director under the listing standards of the Nasdaq Stock Market.

For his service on the Board of Directors and on the Compensation and Finance Committees of the Board of Directors, Mr. Roy will receive $2,200 for attendance at each meeting of the Board of Directors, $1,100 for attendance at each telephonic meeting of the Board of Directors, and $1,100 for attendance at each meeting of the Compensation and Finance Committees. Mr. Roy will receive an annual retainer of $30,000 and will be reimbursed for expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees on which he serves in accordance with the Company's non-employee director compensation practices.

Mr. Roy also was awarded, on the date of his appointment, an option to purchase up to 4,000 shares of the Company's common stock under the Company's 2002 Stock Incentive Plan at an exercise price of $27.23, which was the closing price of the Company's common stock on the Nasdaq Stock Market on the grant date, and 4,800 shares of restricted common stock under the Company's 2004 Equity Incentive Plan. One third of Mr. Roy's stock option grant vested immediately, and the remaining two thirds vest in equal annual installments over a two-year period from the date of grant. One third of Mr. Roy's restricted stock grant vested immediately, and the remaining two thirds vest in equal annual installments over a two-year period from the date of grant.

A copy of the press release announcing Mr. Roy's appointment as a director of the Company is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

            (a)   Financial Statements of Businesses Acquired: Not Applicable

            (b)   Pro Forma Financial Information: Not Applicable

            (c)   Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                  99.1 Press Release, dated June 28, 2007: United Natural Foods Strengthens Board of Directors With Election of Industry Veteran Peter Roy.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Mark E. Shamber
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                                              Mark E. Shamber
                                              Vice President and Chief Financial
                                              Officer

                                          Date: June 29, 2007